UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2013

CAPLEASE, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32039 (Commission File Number)	52-2414533 (IRS Employer Identification No.)

1065 Avenue of the Americas
New York, New York 10018
(Address of principal executive offices, including zip code)

(212) 217-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On May 28, 2013, CapLease, Inc., a Maryland corporation (the “Company”), and American Realty Capital Properties, Inc., a Maryland corporation (“ARCP”), issued a joint press release announcing that they will host a conference call and webcast to discuss their recent execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Caplease, LP, a Delaware limited partnership and the operating partnership of the Company (the “Company Operating Partnership”), CLF OP General Partner, LLC, a Delaware limited liability company, a direct wholly-owned subsidiary of the Company and the sole general partner of the Company Operating Partnership, ARCP, ARC Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of ARCP (the “ARCP Operating Partnership”), and Safari Acquisition, LLC, a Delaware limited liability company and wholly-owned subsidiary of ARCP (“Merger Sub”), which provides for (i) the merger of the Company with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of ARCP (the “Merger”), and (ii) the merger of the Company Operating Partnership with and into the ARCP Operating Partnership, with the ARCP Operating Partnership surviving. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Merger, the Company will file with the Securities and Exchange Commission (“SEC”) and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed Merger or incorporated by reference in the proxy statement because they will contain important information about the proposed Merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at www.caplease.com or by directing a request to: CapLease, Inc., 1065 Avenue of the Americas, New York, New York 10018, Attn: Investor Relations, (212) 217-6300.

The directors, executive officers and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 19, 2013.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K (including information included or incorporated by reference herein) about prospective performance and plans for the Company, the expected timing of the completion of the proposed Merger and the ability to complete the proposed Merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (4) the effect of the announcement of the proposed Merger on the Company’s relationships with its customers, tenants, lenders, operating results and business generally; (5) the outcome of any legal proceedings relating to the Merger or the Merger Agreement; and (6) risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8-K (including information included or incorporated by reference herein) represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2012, which was filed with the SEC on February 21, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
99.1	Joint Press Release issued by CapLease, Inc. and American Realty Capital Properties, Inc. on May 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPLEASE, INC.

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Vice President, General Counsel and Corporate Secretary

Date: May 28, 2013

Exhibit Index

Exhibit No	Description
99.1	Joint Press Release issued by CapLease, Inc. and American Realty Capital Properties, Inc. on May 28, 2013